SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):
                                   May 6, 2003


                         ALBANY MOLECULAR RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                      000-25323               14-1742717
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(State or other jurisdiction     (Commission File        (I.R.S. Employer
       of incorporation)               Number)          Identification No.)


              21 Corporate Circle, P.O. Box 15098, Albany, NY 12212
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              (Address of principal executive offices and zip code)

                                 (518) 464-0279
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              (Registrant's telephone number, including area code)




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Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12.
Results of Operations and Financial Condition)

On May 6, 2003, Albany Molecular Research, Inc. issued a press release announcing earnings for the first quarter of 2003.

The following information is being provided under Item 12 "Disclosure of Results of Operations and Financial Condition" and is being furnished under Item 9 in accordance with SEC release No. 33-8216. Such information, including the exhibits attached hereto under Item 12, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

(c)  Exhibits.

     99.1 Press release and financial tables dated May 6, 2003, issued by Albany Molecular Research, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 6, 2003                        ALBANY MOLECULAR RESEARCH, INC.


                                                By:  /s/ David P. Waldek
                                                   --------------------------
                                                   David P. Waldek
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press Release of Albany Molecular Research, Inc. dated May 6, 2003.